Exhibit 99.2

SVB FINANCIAL GROUP AND SUBSIDIARIES

INTERIM CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three months ended		Year ended
(Dollars in thousands, except share data)	March 31, 2011	March 31, 2010	December 31, 2010	December 31, 2009
Interest income:
Loans	$89,776	$73,942	$319,540	$335,806
Available-for-sale securities:
Taxable	41,382	32,267	127,422	81,536
Non-taxable	941	970	3,809	4,094
Federal funds sold, securities purchased under agreements to resell and other short-term investment securities	2,002	2,840	10,960	9,790

Total interest income	134,101	110,019	461,731	431,226

Interest expense:
Deposits	3,105	3,665	14,778	21,346
Borrowings	10,697	5,514	28,818	27,730

Total interest expense	13,802	9,179	43,596	49,076

Net interest income	120,299	100,840	418,135	382,150
(Reduction of) provision for loan losses	(3,047)	10,745	44,628	90,180

Net interest income after provision for loan losses	123,346	90,095	373,507	291,970

Noninterest income:
Gains (losses) on investment securities, net	51,337	16,004	93,360	(31,209)
Foreign exchange fees	10,497	8,861	36,150	30,735
Deposit service charges	7,117	7,225	31,669	27,663
Credit card fees	3,817	2,687	12,685	9,314
Client investment fees	3,661	3,940	18,020	21,699
Letters of credit and standby letters of credit income	2,710	2,511	10,482	10,333
Gains (losses) on derivative instruments, net	551	1,982	9,522	(753)
Other	10,264	6,063	35,642	29,961

Total noninterest income	89,954	49,273	247,530	97,743

Noninterest expense:
Compensation and benefits	75,632	59,830	248,606	189,631
Professional services	12,987	12,098	56,123	46,540
Premises and equipment	5,912	5,784	23,023	23,270
Business development and travel	5,653	4,286	20,237	14,014
Net occupancy	4,650	4,688	19,378	17,888
FDIC assessments	3,475	5,049	16,498	17,035
Correspondent bank fees	2,163	1,948	8,379	8,040
(Reduction of) provision for unfunded credit commitments	(900)	(1,507)	4,083	(1,367)
Impairment of goodwill	—	—	—	4,092
Other	7,863	6,400	26,491	24,723

Total noninterest expense	117,435	98,576	422,818	343,866

Income before income tax expense	95,865	40,792	198,219	45,847
Income tax expense	22,770	11,582	61,402	35,207

Net income before noncontrolling interests	73,095	29,210	136,817	10,640
Net (income) loss attributable to noncontrolling interests	(40,088)	(10,653)	(41,866)	37,370

Net income available to common stockholders	$33,007	$18,557	$94,951	$48,010

Earnings per common share—basic	$0.78	$0.45	$2.27	$0.67
Earnings per common share—diluted	0.76	0.44	2.24	0.66
Weighted average common shares outstanding—basic	42,482,037	41,404,501	41,773,652	33,900,913
Weighted average common shares outstanding—diluted	43,426,306	42,291,467	42,478,340	34,182,728

SVB FINANCIAL GROUP AND SUBSIDIARIES

INTERIM CONSOLIDATED BALANCE SHEETS

(Unaudited)

(Dollars in thousands, except par value and share data)	March 31,	December 31,
	2011	2010
Assets:
Cash and due from banks	$2,073,848	$2,672,725
Federal funds sold, securities purchased under agreements to resell and other short-term investment securities	276,212	403,707

Cash and cash equivalents	2,350,060	3,076,432

Available-for-sale securities	9,500,828	7,917,967
Non-marketable securities	798,064	721,520

Investment securities	10,298,892	8,639,487

Loans, net of unearned income	5,651,170	5,521,737
Allowance for loan losses	(82,051)	(82,627)

Net loans	5,569,119	5,439,110

Premises and equipment, net of accumulated depreciation and amortization	46,161	44,545
Accrued interest receivable and other assets	354,034	328,187

Total assets	$18,618,266	$17,527,761

Liabilities and total equity:
Liabilities:
Deposits:
Noninterest-bearing demand	$9,524,698	$9,011,538
Negotiable order of withdrawal (NOW)	70,242	69,287
Money market	2,369,820	2,272,883
Money market deposits in foreign offices	95,019	98,937
Time	315,835	382,830
Sweep	2,954,705	2,501,466

Total deposits	15,330,319	14,336,941

Short-term borrowings	35,415	37,245
Other liabilities	200,768	196,037
Long-term debt	1,204,733	1,209,260

Total liabilities	16,771,235	15,779,483

SVBFG stockholders’ equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.001 par value, 150,000,000 shares authorized; 42,697,828 shares, 42,268,201 shares and 41,526,122 shares outstanding, respectively	43	42
Additional paid-in capital	443,453	422,334
Retained earnings	860,838	827,831
Accumulated other comprehensive income	9,240	24,143

Total SVBFG stockholders’ equity	1,313,574	1,274,350
Noncontrolling interests	533,457	473,928

Total equity	1,847,031	1,748,278

Total liabilities and total equity	$18,618,266	$17,527,761